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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): May 24, 2000



                               KANAKARIS WIRELESS
             (Exact name of registrant as specified in its charter)



           NEVADA                        0-28213                 86-0888532
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)



                         3303 HARBOR BOULEVARD, SUITE F-3
                              COSTA MESA, CA 92626
                    (Address of Principal Executive Offices)


                                 (714) 444-0530
              (Registrant's telephone number, including area code)


                          KANAKARIS COMMUNICATIONS, INC.
         (Former Name or Former Address, if Changed Since Last Report.)

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Item 1.  Changes in Control of Registrant.

         On May 24, 2000, our company held a special meeting of stockholders for consideration of the six proposals described in Item 5 below. Proposal 3 involved an increase in the voting rights of the Class A Convertible Preferred Stock ("Class A Preferred") from three non-cumulative votes per share, voting together with our Common Stock on all matters on which the holders of our Common Stock are entitled to vote, to twenty non-cumulative votes per share on such matters. At the meeting, each of the six proposals was adopted by our stockholders by the numbers of votes described in Item 5 below.

         On June 2, 2000, we filed with the Nevada Secretary of State Amended and Restated Articles of Incorporation that include, among other things, this increase in voting rights of the Class A Preferred. As a result of this increase in voting rights and as a result of ownership of shares of Common Stock and Class A Preferred by Alex Kanakaris, our Chairman of the Board, President and Chief Executive Officer, Mr. Kanakaris became entitled to exercise voting control over our company. Immediately prior to such time, no identifiable person or group of persons had voting control over our company.

         Specifically, as of June 2, 2000, we had 31,614,775 shares of Common Stock outstanding. As of June 2, 2000, Mr. Kanakaris beneficially owned all of the 1,000,000 shares of our outstanding Class A Preferred and 5,015,147 shares of Common Stock, which shares of Common Stock included 2,100,000 shares issuable upon the exercise of options and 1,000,000 shares issuable upon conversion of Class A Preferred. Based upon this ownership, as of June 2, 2000, Mr. Kanakaris beneficially owned approximately 15.9% of our Common Stock and 100% of our Class A Preferred, and held approximately 48.5% of the voting power over all matters on which the holders of our Common Stock are entitled to vote.

         Consequently, Mr. Kanakaris has sufficient voting power to control the outcome of all corporate matters submitted to the vote of our stockholders. Those matters could include the election of directors, changes in the size and composition of the Board of Directors (and, thereby, the qualification and appointment of officers of our company), and mergers and other business combinations involving our company. In addition, through his control of the Board of Directors and voting power, he may be able to control certain decisions, including decisions with respect to our company's dividend policy, access to capital (including borrowing from third-party lenders and the issuance of additional equity securities), and the acquisition or disposition of assets by our company. In addition, the concentration of voting power in Mr. Kanakaris could have the effect of delaying or preventing a change in control of our company and may affect the market price of our Common Stock.


Item 5.  Other Events.

         In connection with the special meeting of stockholders held on May 24, 2000, the holders of shares of our Class A Preferred and Common Stock as of April 14, 2000 were asked:

         PROPOSAL 1. To consider and vote upon a proposal to approve an amendment to our Articles of Incorporation to change our name to "Kanakaris Wireless";

         PROPOSAL 2. To consider and vote upon a proposal to approve an amendment to our Articles of Incorporation to remove the provision that sets the authorized number of directors;

         PROPOSAL 3. To consider and vote upon a proposal to approve an amendment to our Certificate of Designation of Class A Preferred that would increase the voting rights of the Class A Preferred from three non-cumulative votes per share, voting together with our Common Stock on all matters on which the holders of our Common Stock are entitled to vote, to twenty non-cumulative votes per share on such matters;

         PROPOSAL 4. To consider and vote upon a proposal to approve Amended and Restated Articles of Incorporation that amend, restate and replace our current Articles of Incorporation and effect the principal changes in Proposals 1 through 3 above and various additional changes recommended by the Board of Directors;

         PROPOSAL 5. To consider and vote upon a proposal to approve Amended and Restated Bylaws that modernize and conform our Bylaws to current Nevada law and provide that the acquisition of controlling interest provisions of the Nevada Corporations Code shall not apply in connection with the change in voting rights described in Proposal 3; and

         PROPOSAL 6. To consider and vote upon a proposal to approve a 2000 Stock Option Plan, pursuant to which our company may grant to its key employees, officers and directors of our company and to employees of companies who do business with our company options to purchase up to 3,000,000 shares of our Common Stock.

         Each of the six proposals described above is described more particularly in our Definitive Proxy Statement filed on May 1, 2000 pursuant to
Section 14(a) of the Securities Exchange Act of 1934 and was approved by our stockholders by the votes set forth below:

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                        PROPOSAL 1
                        ----------

         CLASS A PREFERRED          COMMON STOCK
         -----------------          ------------

         For: 3,000,000             For: 18,490,742
         Against: 0                 Against: 80,843
         Abstain: 0                 Abstain: 23,670

                        PROPOSAL 2
                        ----------

         CLASS A PREFERRED          COMMON STOCK
         -----------------          ------------

         For: 3,000,000             For: 18,357,387
         Against: 0                 Against: 180,683
         Abstain: 0                 Abstain: 57,185

                        PROPOSAL 3
                        ----------

         CLASS A PREFERRED          COMMON STOCK
         -----------------          ------------

         For: 3,000,000             For: 18,096,142
         Against: 0                 Against: 378,168
         Abstain: 0                 Abstain: 120,945

                        PROPOSAL 4
                        ----------

         CLASS A PREFERRED          COMMON STOCK
         -----------------          ------------

         For: 3,000,000             For: 18,312,036
         Against: 0                 Against: 203,479
         Abstain: 0                 Abstain: 79,740

                        PROPOSAL 5
                        ----------

         CLASS A PREFERRED          COMMON STOCK
         -----------------          ------------

         For: 3,000,000             For: 18,356,982
         Against: 0                 Against: 155,988
         Abstain: 0                 Abstain: 82,285

                        PROPOSAL 6
                        ----------

         CLASS A PREFERRED          COMMON STOCK
         -----------------          ------------

         For: 3,000,000             For: 18,184,428
         Against: 0                 Against: 296,122
         Abstain: 0                 Abstain: 114,705


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

               3.1 Amended and Restated Articles of Incorporation of the Registrant *

               3.2  Amended and Restated Bylaws of the Registrant *

               10.1 Kanakaris Communications, Inc. 2000 Stock Option Plan *

--------------

* Incorporated by reference to the Registrant's Definitive Proxy Statement filed pursuant to Section 14(a) of the Securities and Exchange Act on May 1, 2000.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2000

                                                    KANAKARIS WIRELESS

                                                    By: /S/ Alex Kanakaris
                                                        ---------------------
                                                        Alex Kanakaris,
                                                        Chief Executive Officer